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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 26, 1997



                   ContiMortgage Home Equity Loan Trust 1997-2
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            New York                   33-99340-06          Application Pending
 ----------------------------         ------------          -------------------
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
     of Incorporation)                 File Number)         Identification No.)


c/o Manufacturers & Traders Trust Company
           One M&T Plaza
           Buffalo, NY                                            14240
       ----------------------                                   ----------
       (Address of Principal                                    (Zip Code)
        Executive Offices)


        Registrant's telephone number, including area code (716) 842-4217


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

         ContiSecurities Asset Funding Corp. registered issuances of up to $3,500,000,000 principal amount of Asset Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 33-99340) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, ContiMortgage Home Equity Loan Trust 1997-2 (the "Registrant" or the "Trust") issued $835,000,000 in aggregate principal amount of its Home Equity Pass-Through Certificates, Series 1997-2 (the "Certificates"), on March 26, 1997. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

          The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of March 1, 1997, among ContiSecurities Asset Funding Corp. (the "Depositor"), ContiMortgage Corporation (the "Company"), as a seller and servicer (the "Servicer"), ContiWest Corporation, as a seller and Manufacturers and Traders Trust Company, in its capacity as trustee (the "Trustee"). The Certificates consist of the following classes: the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11IO Certificates (collectively, the "Class A Certificates"), Class M-1F and M-1A Certificates (the "Class M-1 Certificates") Class M-2F and Class M-2A Certificates (the "Class M-2 Certificates" and collectively with the Class M-1 Certificates, the "Mezzanine Certificates"), the Class B-1F and Class B-1A Certificates (the "Class B Certificates"), the Class C Certificates (the "Class C Certificates") and the Class R Certificates (the "Class R Certificates" and, together with the Class A Certificates, the Mezzanine Certificates, the Class B Certificates and the Class C Certificates, the "Certificates"). Only the Class A Certificates (except the Class A-11IO Certificates), the Mezzanine Certificates and the Class B Certificates (collectively, the "Offered Certificates") were offered pursuant to the Registration Statement. The Certificates evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

         The assets of the Trust initially include a pool of closed-end home equity loans (the "Home Equity Loans") secured by mortgages or deeds of trust primarily on one-to-four family residential properties. Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the applicable Pass-Through Rate thereof. The Pass-Through Rates for the Offered Certificates are as follows: Class A-1, 6.32%; Class A-2, 6.40%; Class A-3, 6.57%; Class A-4, 6.77%; Class A-5, 6.97%; Class A-6, 7.12%; Class
A-7, 7.34%; Class A-8, 7.62%; Class A-9, 7.09%; Class A-10, a variable rate as described in the Pooling and Servicing Agreement; Class M-1F, 7.34%; Class M-1A, a variable rate as described in the Pooling and Servicing Agreement; Class M-2F, 7.56%; Class M-2A, a variable rate as described in the Pooling and Servicing Agreement; Class B-1F, 7.87% and Class B-1A, a variable rate as described in the Pooling and Servicing Agreement. The Offered Certificates have initial aggregate principal amounts as follows: Class A-1, $81,000,000; Class A-2, $65,800,000; Class A-3, $113,400,000; Class A-4, $42,800,000; Class A-5, $39,200,000; Class
A-6, $21,300,000; Class A-7, $35,500,000; Class A-8, $26,250,000; Class A-9,
$39,375,000;

Class A-10, $251,100,000; Class M-1F, $23,625,000; Class M-2A, $24,800,000;
Class M-2F, $30,187,000; Class M-2A, $19,375,000; Class B-1F, $6,563,000 and
Class B-1A, $14,725,000.

         As of the Cut-Off Date, the Home Equity Loans possessed the characteristics described in the Prospectus dated April 17, 1996 and the Prospectus Supplement dated March 12, 1997 filed pursuant to Rule 424(b)(5) of the Act on March 19, 1997.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)               Not applicable

(b)               Not applicable

(c)               Exhibits:

        1.1 Underwriting Agreement dated March 12, 1997, between ContiSecurities Asset Funding Corp. and Credit Suisse First Boston Corporation, as Representative of the Several Underwriters.

        4.1 Pooling and Servicing Agreement dated as of March 1, 1997, among ContiSecurities Asset Funding Corp., ContiMortgage Corporation, as a seller and the servicer, ContiWest Corporation, as a seller, and Manufacturers and Traders Trust Company, as trustee.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CONTISECURITIES ASSET FUNDING CORP., as
                                           Depositor


                                        By: /s/ James E. Moore
                                            ---------------------------------
                                            Name:  James E. Moore
                                            Title: President


                                        By: /s/ Jerome M. Perelson
                                            ---------------------------------
                                            Name:  Jerome M. Perelson
                                            Title:  Vice President



Dated:  April 8, 1997

                                  EXHIBIT INDEX


     Exhibit No.    Description                                                     Page No.

      1.1           Underwriting Agreement dated March 12, 1997, between
                    ContiSecurities Asset Funding Corp. and Credit Suisse First
                    Boston, as Representative of the Several Underwriters.          __________


      4.1           Pooling and Servicing Agreement dated as of March 1, 1997, among ContiSecurities Asset Funding Corp., ContiMortgage
                    Corporation, as a seller and the servicer, ContiWest
                    Corporation, as a seller, and Manufacturers and Traders
                    Trust Company, as trustee.                                      __________

